UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21131
John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)
200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)
Salvatore Schiavone
Treasurer
200 Berkeley Street
Boston, Massachusetts 02116
(Name and address of agent for service)
Registrant's telephone number, including area code: (617) 543-9634
Date of fiscal year end:	July 31
Date of reporting period:	January 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual report
John Hancock
Preferred Income Fund
Closed-end fixed income
Ticker: HPI
January 31, 2023

A message to shareholders
Dear shareholder,
The bond market declined during the six months ended January 31, 2023, in a turbulent time for the U.S. financial markets. After peaking at a 40-year high, the U.S. inflation rate fell throughout the period, but it remained at an elevated level. The U.S. Federal Reserve (Fed) continued to raise short-term interest rates aggressively to curb inflationary pressures, hiking rates four times. By the end of the period, the federal funds rate had reached 4.75%, its highest level in more than 15 years.
Despite concerns that the Fed’s actions would lead to a recession for the U.S. economy, U.S. bond yields rose, leading to declining bond prices. Short-term yields rose the most, reflecting the Fed rate hikes. From a sector standpoint, U.S. Treasury securities and residential mortgage-backed securities declined the most, while high-yield corporate bonds and asset-backed securities outperformed for the period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
27	Investment objective, principal investment strategies, and principal risks
31	Additional information
32	More information
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/2023 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 1/31/2023 (% of total investments)

QUALITY COMPOSITION AS OF 1/31/2023 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 1-31-23 and do not reflect subsequent downgrades or upgrades, if any.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	3

SECTOR COMPOSITION AS OF 1/31/2023 (% of total investments)

TOP 10 ISSUERS AS OF 1/31/2023 (% of total investments)
Bank of America Corp.	4.9
Morgan Stanley	4.4
Algonquin Power & Utilities Corp.	3.9
Wells Fargo & Company	3.1
NiSource, Inc.	3.1
The PNC Financial Services Group, Inc.	2.8
Citigroup, Inc.	2.7
Energy Transfer LP	2.7
NextEra Energy, Inc.	2.6
Athene Holding, Ltd.	2.5
TOTAL	32.7
Cash and cash equivalents are not included.
4	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 1-31-23 (unaudited)
	Shares	Value
Preferred securities (A) 85.3% (54.7% of Total investments)		$389,725,651
(Cost $430,587,931)
Communication services 6.5%		29,964,182
Diversified telecommunication services 1.6%
Qwest Corp., 6.750%	360,000	7,549,200
Media 0.4%
Paramount Global, 5.750%	62,000	2,036,080
Wireless telecommunication services 4.5%
Telephone & Data Systems, Inc., 6.000%	270,825	4,690,689
Telephone & Data Systems, Inc., 6.625%	259,750	5,026,163
U.S. Cellular Corp., 5.500%	135,000	2,504,250
U.S. Cellular Corp., 5.500%	140,000	2,619,400
U.S. Cellular Corp., 6.250%	280,000	5,538,400
Consumer discretionary 1.2%		5,569,770
Internet and direct marketing retail 1.2%
Qurate Retail, Inc., 8.000%	92,200	4,342,620
QVC, Inc., 6.250%	81,000	1,227,150
Energy 2.2%		9,892,150
Oil, gas and consumable fuels 2.2%
Enbridge, Inc., 6.375% (6.375% to 4-15-23, then 3 month LIBOR + 3.593%) (B)	210,000	5,254,200
NuStar Logistics LP, 11.526% (3 month LIBOR + 6.734%) (C)	185,000	4,637,950
Financials 45.1%		206,262,550
Banks 20.8%
Bank of America Corp., 4.250%	167,575	3,242,576
Bank of America Corp., 6.450% (6.450% to 12-15-66, then 3 month LIBOR + 1.327%) (B)(D)	135,000	3,462,750
Bank of America Corp., 7.250% (B)	8,500	10,575,700
Citigroup Capital XIII, 11.184% (3 month LIBOR + 6.370%) (B)(C)	384,725	11,049,302
Citigroup, Inc., 7.125% (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	318,337	8,098,493
Fifth Third Bancorp, 6.000% (B)	234,293	5,854,982
First Republic Bank, 4.000% (B)	230,000	4,204,400
First Republic Bank, 4.500% (B)	105,325	2,090,701
First Republic Bank, 4.700% (B)	185,850	3,936,303
Fulton Financial Corp., 5.125% (B)	140,075	2,962,586
PacWest Bancorp, 7.750% (7.750% to 9-1-27, then 5 Year CMT + 4.820%)	283,300	7,331,804
Pinnacle Financial Partners, Inc., 6.750%	175,000	4,490,500
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	5

	Shares	Value
Financials (continued)
Banks (continued)
Synovus Financial Corp., 6.300% (6.300% to 6-21-23, then 3 month LIBOR + 3.352%) (B)	188,000	$4,681,200
Wells Fargo & Company, 6.625% (6.625% to 3-15-24, then 3 month LIBOR + 3.690%) (B)	322,025	8,163,334
Wells Fargo & Company, 7.500% (B)(D)	9,500	11,950,905
WesBanco, Inc., 6.750% (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	114,000	2,884,200
Capital markets 7.3%
Brookfield Finance, Inc., 4.625% (B)	125,000	2,380,000
Morgan Stanley, 6.375% (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (B)	235,000	6,006,600
Morgan Stanley, 6.500% (B)	259,325	6,752,823
Morgan Stanley, 6.875% (6.875% to 1-15-24, then 3 month LIBOR + 3.940%) (B)	117,225	2,956,415
Morgan Stanley, 7.125% (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (B)	595,424	15,147,588
Consumer finance 1.0%
Navient Corp., 6.000% (B)	239,227	4,873,054
Insurance 16.0%
AEGON Funding Company LLC, 5.100% (B)	324,625	7,352,756
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%) (B)	158,375	4,071,821
American Financial Group, Inc., 5.125% (B)	153,425	3,574,803
American International Group, Inc., 5.850%	259,525	6,581,554
Athene Holding, Ltd., 7.750% (7.750% to 12-30-27, then 5 Year CMT + 3.962%)	352,900	9,313,031
Athene Holding, Ltd., Series A, 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%) (B)	330,000	8,405,100
Brighthouse Financial, Inc., 6.600%	328,590	8,546,626
Lincoln National Corp., 9.000% (B)	274,075	7,879,656
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%) (B)(D)	351,425	9,361,962
RenaissanceRe Holdings, Ltd., 4.200% (B)	210,000	3,817,800
Unum Group, 6.250%	162,500	4,083,625
Thrifts and mortgage finance 0.0%
Federal National Mortgage Association, Series S, 8.250% (E)	80,000	177,600
Health care 1.5%		6,697,880
Health care equipment and supplies 1.5%
Becton, Dickinson and Company, 6.000%	133,000	6,697,880
6	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials 1.0%		$4,523,115
Trading companies and distributors 1.0%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	166,291	4,523,115
Real estate 3.9%		17,682,558
Equity real estate investment trusts 3.9%
Diversified Healthcare Trust, 5.625% (B)	813,932	10,703,206
Pebblebrook Hotel Trust, 6.375%	199,050	4,197,965
Vornado Realty Trust, 5.400%	145,775	2,781,387
Utilities 23.9%		109,133,446
Electric utilities 4.8%
Duke Energy Corp., 5.750% (B)	249,850	6,441,133
NextEra Energy Capital Holdings, Inc., 5.650%	4,350	112,056
NextEra Energy, Inc., 6.219% (B)	137,950	6,606,426
NextEra Energy, Inc., 6.926% (B)(D)	112,821	5,409,767
NSTAR Electric Company, 4.780% (B)	15,143	1,298,512
SCE Trust III, 5.750% (5.750% to 3-15-24, then 3 month LIBOR + 2.990%) (B)(D)	95,125	2,126,044
Gas utilities 1.9%
South Jersey Industries, Inc., 5.625% (B)	239,275	3,778,152
Spire, Inc., 7.500%	32,000	1,654,400
UGI Corp., 7.250%	34,800	3,183,156
Independent power and renewable electricity producers 1.4%
The AES Corp., 6.875% (B)	65,900	6,579,456
Multi-utilities 15.8%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010%) (B)(D)	354,930	8,234,376
Algonquin Power & Utilities Corp., 6.875% (6.875% to 10-17-23, then 3 month LIBOR + 3.677%) (B)	526,441	13,134,703
CMS Energy Corp., 5.625% (B)	225,000	5,557,500
CMS Energy Corp., 5.875% (B)	80,000	2,012,000
DTE Energy Company, Series E, 5.250% (B)	240,000	5,952,000
Integrys Holding, Inc., 6.000% (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (B)(D)	272,500	6,662,625
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%) (B)(D)	394,000	10,058,820
NiSource, Inc., 7.750% (B)(D)	113,600	11,990,480

Sempra Energy, 5.750% (B)	338,000	8,341,840
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	7

	Shares	Value

Common stocks 2.7% (1.7% of Total investments)		$12,188,963
(Cost $22,138,856)
Communication services 0.2%		997,500
Diversified telecommunication services 0.2%
Lumen Technologies, Inc. (B)	190,000	997,500
Energy 1.0%		4,656,187
Oil, gas and consumable fuels 1.0%
Equitrans Midstream Corp. (B)	242,012	1,754,587
The Williams Companies, Inc. (B)	90,000	2,901,600
Utilities 1.5%		6,535,276
Multi-utilities 1.5%
Algonquin Power & Utilities Corp. (B)	241,600	6,535,276

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 63.6% (40.8% of Total investments)				$290,802,810
(Cost $311,279,663)
Communication services 2.0%				8,999,593
Media 1.6%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999%)	6.375	03-30-62	8,325,000	7,263,313
Wireless telecommunication services 0.4%
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (B)(F)	6.875	07-19-27	1,872,000	1,736,280
Consumer discretionary 2.4%				11,123,002
Automobiles 2.4%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)(D)(F)	5.700	09-30-30	3,000,000	2,775,000
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (F)	6.500	09-30-28	8,922,000	8,348,002
Consumer staples 0.2%				784,900
Food products 0.2%
Land O’ Lakes, Inc. (F)(G)	8.000	07-16-25	835,000	784,900
Energy 6.7%				30,489,623
Oil, gas and consumable fuels 6.7%
Enbridge, Inc. (7.375% to 10-15-27, then 5 Year CMT + 3.708%) (B)(D)	7.375	01-15-83	5,208,000	5,216,947
Energy Transfer LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (F)	6.625	02-15-28	8,000,000	6,681,440
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (F)	7.125	05-15-30	5,750,000	5,252,625
8	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energy Transfer LP (3 month LIBOR + 3.018%) (B)(C)	7.457	11-01-66	8,800,000	$7,086,751
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (F)	6.875	02-15-23	3,700,000	3,701,110
Transcanada Trust (5.600% to 12-7-31, then 5 Year CMT + 3.986%) (B)(D)	5.600	03-07-82	2,850,000	2,550,750
Financials 41.9%				191,784,924
Banks 29.8%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (F)	5.875	03-15-28	8,510,000	8,148,325
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)(D)(F)	6.125	04-27-27	6,750,000	6,756,750
Bank of America Corp. (6.500% to 10-23-24, then 3 month LIBOR + 4.174%) (B)(D)(F)	6.500	10-23-24	2,103,000	2,113,435
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (B)(F)	7.750	09-15-23	1,837,000	1,823,167
Barclays PLC (8.000% to 6-15-24, then 5 Year CMT + 5.672%) (B)(D)(F)	8.000	06-15-24	3,226,000	3,213,903
Barclays PLC (8.000% to 3-15-29, then 5 Year CMT + 5.431%) (F)	8.000	03-15-29	2,760,000	2,771,454
BNP Paribas SA (7.750% to 8-16-29, then 5 Year CMT + 4.899%) (F)(G)	7.750	08-16-29	3,050,000	3,156,750
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (F)	6.375	04-06-24	7,500,000	7,184,250
CoBank ACB (4.250% to 1-1-27, then 5 Year CMT + 3.049%) (B)(D)(F)	4.250	01-01-27	6,000,000	5,250,957
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (B)(D)(F)	6.450	10-01-27	5,250,000	5,300,640
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (F)	5.625	07-01-25	5,250,000	5,146,763
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (F)	5.625	07-15-30	4,250,000	4,174,354
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (B)(D)(F)	4.600	02-01-25	8,000,000	7,520,000
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(F)	6.750	02-01-24	6,000,000	6,060,480
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)(D)(F)	7.500	06-27-24	7,500,000	7,444,425
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (F)	3.500	09-01-26	8,750,000	7,350,000
SVB Financial Group (4.100% to 2-15-31, then 10 Year CMT + 3.064%) (F)	4.100	02-15-31	5,500,000	4,083,750
SVB Financial Group (4.700% to 11-15-31, then 10 Year CMT + 3.064%) (B)(D)(F)	4.700	11-15-31	8,270,000	6,326,550
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%) (B)(D)	8.625	10-27-82	3,095,000	3,295,432
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	9

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (B)(D)(F)	3.400	09-15-26	3,500,000	$2,983,750
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)(D)(F)	6.000	05-15-27	7,415,000	7,377,184
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)(D)(F)	6.200	09-15-27	8,706,000	8,708,612
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (C)(F)	8.118	05-01-23	1,662,000	1,666,154
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%) (B)(D)	8.125	10-31-82	9,720,000	10,315,350
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (B)(D)(F)	3.700	01-15-27	7,115,000	6,216,731
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (B)(F)	5.900	06-15-24	2,000,000	1,957,500
Capital markets 3.7%
The Bank of New York Mellon Corp. (3.750% to 12-20-26, then 5 Year CMT + 2.630%) (B)(D)(F)	3.750	12-20-26	3,200,000	2,780,160
The Charles Schwab Corp. (4.000% to 6-1-26, then 5 Year CMT + 3.168%) (B)(D)(F)	4.000	06-01-26	4,750,000	4,376,650
The Charles Schwab Corp. (4.000% to 12-1-30, then 10 Year CMT + 3.079%) (B)(D)(F)	4.000	12-01-30	3,500,000	3,010,875
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (B)(D)(F)	5.000	06-01-27	3,082,000	2,974,130
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (B)(D)(F)	5.375	06-01-25	3,800,000	3,770,360
Consumer finance 2.3%
American Express Company (3.550% to 9-15-26, then 5 Year CMT + 2.854%) (B)(D)(F)	3.550	09-15-26	7,000,000	6,193,598
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (F)	6.125	06-23-25	4,300,000	4,262,806
Diversified financial services 0.8%
Enstar Finance LLC (5.750% to 9-1-25, then 5 Year CMT + 5.468%)	5.750	09-01-40	4,000,000	3,585,200
Insurance 5.3%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (F)	6.000	06-01-25	5,250,000	5,236,875
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (B)(D)(F)	5.875	03-15-28	6,589,000	6,539,583
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (F)(G)	6.500	11-13-26	7,350,000	5,632,305
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(D)(F)(G)	7.000	05-13-25	8,536,000	7,075,716
10	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 10.4%				$47,620,768
Electric utilities 5.6%
Duke Energy Corp. (3.250% to 1-15-27, then 5 Year CMT + 2.321%) (B)(D)	3.250	01-15-82	4,550,000	3,717,616
Edison International (5.000% to 12-15-26, then 5 Year CMT + 3.901%) (F)	5.000	12-15-26	4,022,000	3,575,920
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (F)	5.375	03-15-26	9,250,000	8,641,172
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%) (B)(D)	6.750	06-15-76	3,224,000	3,166,397
NextEra Energy Capital Holdings, Inc. (5.650% to 5-1-29, then 3 month LIBOR + 3.156%) (B)(D)	5.650	05-01-79	7,000,000	6,679,547
Independent power and renewable electricity producers 2.5%
Vistra Corp. (7.000% to 12-15-26, then 5 Year CMT + 5.740%) (F)(G)	7.000	12-15-26	3,000,000	2,805,000
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (F)(G)	8.000	10-15-26	8,750,000	8,577,188
Multi-utilities 2.3%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (F)	6.125	09-01-23	431,000	423,996
CMS Energy Corp. (4.750% to 3-1-30, then 5 Year CMT + 4.116%) (B)(D)	4.750	06-01-50	4,250,000	3,865,205
Dominion Energy, Inc. (4.350% to 1-15-27, then 5 Year CMT + 3.195%) (F)	4.350	01-15-27	1,500,000	1,342,500

Dominion Energy, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%) (B)(D)	5.750	10-01-54	5,000,000	4,826,227
Capital preferred securities (H) 1.2% (0.8% of Total investments)				$5,433,990
(Cost $6,457,350)
Financials 1.2%				5,433,990
Insurance 1.2%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (B)(D)(G)	7.875	12-15-37	4,940,000	5,433,990

	Yield (%)	Shares	Value
Short-term investments 3.2% (2.0% of Total investments)			$14,645,136
(Cost $14,643,583)
Short-term funds 3.2%			14,645,136
John Hancock Collateral Trust (I)	4.3787(J)	1,464,836	14,645,136

Total investments (Cost $785,107,383) 156.0%	$712,796,550
Other assets and liabilities, net (56.0%)	(255,763,745)
Total net assets 100.0%	$457,032,805

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(B)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-23 was $441,170,339. A portion of the securities pledged as collateral were loaned pursuant to the Credit Facility Agreement. The value of securities on loan amounted to $215,493,822.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	All or a portion of this security is on loan as of 1-31-23, and is a component of the fund’s leverage under the Credit Facility Agreement.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(H)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(J)	The rate shown is the annualized seven-day yield as of 1-31-23.
At 1-31-23, the aggregate cost of investments for federal income tax purposes was $786,797,165. Net unrealized depreciation aggregated to $74,000,615, of which $7,227,665 related to gross unrealized appreciation and $81,228,280 related to gross unrealized depreciation.
12	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 1-31-23 (unaudited)

Assets
Unaffiliated investments, at value (Cost $770,463,800)	$698,151,414
Affiliated investments, at value (Cost $14,643,583)	14,645,136
Total investments, at value (Cost $785,107,383)	712,796,550
Cash	243,236
Dividends and interest receivable	4,921,860
Other assets	30,957
Total assets	717,992,603
Liabilities
Credit facility agreement payable	257,100,000
Payable for investments purchased	2,596,396
Interest payable	1,122,456
Payable to affiliates
Accounting and legal services fees	27,607
Trustees’ fees	391
Other liabilities and accrued expenses	112,948
Total liabilities	260,959,798
Net assets	$457,032,805
Net assets consist of
Paid-in capital	$543,796,188
Total distributable earnings (loss)	(86,763,383)
Net assets	$457,032,805

Net asset value per share
Based on 26,429,752 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$17.29
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	13

STATEMENT OF OPERATIONS For the six months ended 1-31-23 (unaudited)

Investment income
Dividends	$14,435,094
Interest	8,860,436
Dividends from affiliated investments	172,455
Less foreign taxes withheld	(49,940)
Total investment income	23,418,045
Expenses
Investment management fees	2,627,317
Interest expense	5,612,960
Accounting and legal services fees	41,958
Transfer agent fees	12,001
Trustees’ fees	32,222
Custodian fees	33,968
Printing and postage	29,275
Professional fees	61,382
Stock exchange listing fees	13,104
Other	12,587
Total expenses	8,476,774
Less expense reductions	(27,039)
Net expenses	8,449,735
Net investment income	14,968,310
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,579,266
Affiliated investments	4,187
Futures contracts	2,722,712
Swap contracts	(263,746)
5,042,419
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(19,619,775)
Affiliated investments	1,553
Futures contracts	636,939
Swap contracts	248,996
(18,732,287)
Net realized and unrealized loss	(13,689,868)
Increase in net assets from operations	$1,278,442
14	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-23 (unaudited)	Year ended 7-31-22
Increase (decrease) in net assets
From operations
Net investment income	$14,968,310	$35,444,645
Net realized gain	5,042,419	8,488,927
Change in net unrealized appreciation (depreciation)	(18,732,287)	(79,267,666)
Increase (decrease) in net assets resulting from operations	1,278,442	(35,334,094)
Distributions to shareholders
From earnings	(19,559,824)[1]	(35,653,125)
From tax return of capital	—	(3,349,843)
Total distributions	(19,559,824)	(39,002,968)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	935,396	1,975,996
Total decrease	(17,345,986)	(72,361,066)
Net assets
Beginning of period	474,378,791	546,739,857
End of period	$457,032,805	$474,378,791
Share activity
Shares outstanding
Beginning of period	26,373,650	26,271,188
Issued pursuant to Dividend Reinvestment Plan	56,102	102,462
End of period	26,429,752	26,373,650

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	15

STATEMENT OF CASH FLOWS For the six months ended   1-31-23 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$1,278,442
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(100,556,160)
Long-term investments sold	108,208,076
Net purchases and sales of short-term investments	(7,317,396)
Net amortization of premium (discount)	479,762
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	13,012
Collateral held at broker for futures contracts	1,130,000
Dividends and interest receivable	(246,004)
Receivable for investments sold	1,992,531
Other assets	19,734
Increase (Decrease) in liabilities:
Payable for futures variation margin	(85,929)
Payable for investments purchased	(3,886,729)
Interest payable	504,797
Payable to affiliates	7,746
Other liabilities and accrued expenses	(43,651)
Net change in unrealized (appreciation) depreciation on:
Investments	19,618,222
Net realized (gain) loss on:
Investments	(2,583,453)
Net cash provided by operating activities	$18,533,000
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(18,624,428)
Net cash used in financing activities	$(18,624,428)
Net decrease in cash	$(91,428)
Cash at beginning of period	$334,664
Cash at end of period	$243,236
Supplemental disclosure of cash flow information:
Cash paid for interest	$(5,108,163)
Noncash financing activities not included herein consists of reinvestment of distributions	$935,396
16	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	1-31-23[1]	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$17.99	$20.81	$18.43	$21.41	$21.40	$22.15
Net investment income[2]	0.57	1.35	1.39	1.41	1.34	1.51
Net realized and unrealized gain (loss) on investments	(0.53)	(2.69)	2.47	(2.87)	0.35	(0.58)
Total from investment operations	0.04	(1.34)	3.86	(1.46)	1.69	0.93
Less distributions
From net investment income	(0.74)[3]	(1.35)	(1.34)	(1.44)	(1.40)	(1.68)
From tax return of capital	—	(0.13)	(0.14)	(0.08)	(0.28)	—
Total distributions	(0.74)	(1.48)	(1.48)	(1.52)	(1.68)	(1.68)
Net asset value, end of period	$17.29	$17.99	$20.81	$18.43	$21.41	$21.40
Per share market value, end of period	$17.64	$18.67	$21.62	$20.80	$24.30	$21.95
Total return at net asset value (%)[4,5]	0.49[6]	(6.62)	21.77	(7.14)	8.35	4.61
Total return at market value (%)[4]	(1.20)[6]	(6.72)	12.09	(7.67)	19.90	6.62
Ratios and supplemental data
Net assets, end of period (in millions)	$457	$474	$547	$483	$558	$557
Ratios (as a percentage of average net assets):
Expenses before reductions	3.84[7]	1.82	1.61	2.32	2.95	2.49
Expenses including reductions[8]	3.83[7]	1.81	1.60	2.31	2.94	2.48
Net investment income	6.78[7]	6.97	7.06	7.12	6.49	7.10
Portfolio turnover (%)	15	21	30	35	37	24
Senior securities
Total debt outstanding end of period (in millions)	$257	$257	$251	$236	$293	$293
Asset coverage per $1,000 of debt[9]	$2,778	$2,845	$3,183	$3,050	$2,908	$2,903

[1]	Six months ended 1-31-23. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.29% (annualized), 1.19%, 1.20%, 1.24%, 1.25% and 1.24% for the periods ended 1-31-23, 7-31-22, 7-31-21, 7-31-20, 7-31-19 and 7-31-18, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	17

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Preferred Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
18	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of January 31, 2023, by major security category or type:
	Total value at 1-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$29,964,182	$29,964,182	—	—
Consumer discretionary	5,569,770	5,569,770	—	—
Energy	9,892,150	9,892,150	—	—
Financials	206,262,550	206,262,550	—	—
Health care	6,697,880	6,697,880	—	—
Industrials	4,523,115	4,523,115	—	—
Real estate	17,682,558	17,682,558	—	—
Utilities	109,133,446	99,517,909	$9,615,537	—
Common stocks	12,188,963	12,188,963	—	—
Corporate bonds	290,802,810	—	290,802,810	—
Capital preferred securities	5,433,990	—	5,433,990	—
Short-term investments	14,645,136	14,645,136	—	—
Total investments in securities	$712,796,550	$406,944,213	$305,852,337	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2023, the liability for the fund’s Credit facility agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	19

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2022, the fund has a short-term capital loss carryforward of $3,049,843 and a long-term capital loss carryforward of $11,614,743 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities, derivative transactions and contingent payment debt instruments.
20	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended January 31, 2023, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $66.6 million, as measured at each quarter end. There were no open futures contracts as of January 31, 2023.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	21

and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended January 31, 2023, the fund used interest rate swap contracts to manage against the credit facility agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $73.0 million, as measured at each quarter end. There were no open interest rate swap contracts as of January 31, 2023.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$2,722,712	$(263,746)	$2,458,966
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$636,939	$248,996	$885,935
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.75% of the fund’s average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
22	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $27,039 for the six months ended January 31, 2023.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2023, were equivalent to a net annual effective rate of 0.74% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended January 31, 2023, amounted to an annual rate of 0.01% of the fund’s average daily managed assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Leverage risk
The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the CFA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	23

Note 7—Credit Facility Agreement
The fund has entered into a Credit Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $292.5 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.
The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Effective January 1, 2023, interest charged is at the rate of OBFR (overnight bank funding rate) plus 0.75% and is payable monthly. Prior to January 1, 2023, interest was charged at a rate of one month LIBOR (London Interbank Offered Rate) plus 0.70%. As of January 31, 2023, the fund had borrowings of $257,100,000 at an interest rate of 5.07%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended January 31, 2023, the average borrowings under the CFA and the effective average interest rate were $257,100,000 and 4.33%, respectively.
The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the six months ended January 31, 2023, there were no commitment fees incurred by the fund.
The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.
The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 331/3% of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $3,758 for the six months ended January 31, 2023 is recorded as a component of interest income on the Statement of operations.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 8, the CFA was amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and BNP, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or BNP cannot yet be fully determined.
Note 8—LIBOR Discontinuation Risk
LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants, such as the fund and BNP, have transitioned or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although
24	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate may result in increases to the interest paid by the fund pursuant to the CFA and, therefore, may adversely affect the fund’s performance.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $100,556,160 and $108,208,076, respectively, for the six months ended January 31, 2023.
Note 10—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	25

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	1,464,836	—	$105,006,311	$(90,366,915)	$4,187	$1,553	$172,455	—	$14,645,136
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
Note 13—Subsequent event
As of January 31, 2023, the fund held investments in Silicon Valley Bank at a value of $10,410,300. On March 10, 2023, Silicon Valley Bank was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. On March 10, 2023, the fund sold its investments in Silicon Valley Bank for $3,128,410.
26	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The fund intends to invest primarily in fully taxable preferred securities. The fund’s portfolio of preferred securities may include both fixed rate and adjustable rate securities. The allocation of the fund’s assets in various types of preferred, debt and equity securities may vary from time to time depending upon the Advisor’s assessment of market conditions.
The fund will invest at least 50% of its total assets in preferred securities and other fixed-income securities that are rated investment grade (i.e., at least Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”)), or in unrated securities determined by the Advisor to be of comparable credit quality. The fund may invest up to 50% of its total assets in preferred securities and other fixed income securities rated below investment grade (rated below Baa by Moody’s or below BBB by S&P), or in comparable unrated securities. Below investment grade securities must be rated B or higher by either S&P or Moody’s or determined to be of comparable quality.These investment policies are based on credit quality ratings at the time of acquisition.
The Advisor seeks to produce superior results by focusing on the business cycle and individual security fundamentals and less so on interest rate and duration. In structuring the portfolio, the Advisor seeks to add investment value in two ways:
•	by anticipating the broader, more gradual changes in the business cycle, and then investing in those industries and sectors that are expected to benefit from the changes
•	by looking within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market
The fund may invest in corporate bonds, common stock, securities issued by the U.S. government or its related agencies, real estate investment trusts (“REITs”) and money market instruments. The fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars. The fund may invest up to 20% of its assets in illiquid securities including, but not limited to, restricted securities, securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The fund concentrates its investments in securities of issuers in the industries composing the utilities sector, which includes telecommunication companies, meaning that the fund will invest 25% or more of its total assets in the industries composing the utilities sector. The fund may also invest in derivatives such as credit default swaps, futures, options, swaps, reverse repurchase agreements and options on futures.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	27

The fund may issue preferred shares or debt obligations to establish leverage, to the extent permitted by the 1940 Act. The fund generally will not issue preferred shares or borrow unless the Advisor expects that the fund will achieve a greater return on such borrowed funds than the additional costs the fund incurs as a result of such borrowing. The fund may also engage in reverse repurchase agreements and invest in derivatives to establish investment leverage or for temporary purposes.
The Advisor may also take into consideration environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended July 31, 2022, the fund’s aggregate distributions included a return of capital of $0.13 per share, or 8.59% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These
28	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of [the/a] fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, options, and swaps, reverse repurchase agreements and options on futures. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	29

interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Credit Facility Agreement to increase its assets available for investment. See “Note 6 —Leverage risk” above.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
30	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on August 27, 2002 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended January 31, 2023, distributions from net investment income totaling $0.7410 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
August 31, 2022	$0.1235
September 30, 2022	0.1235
October 31, 2022	0.1235
November 30, 2022	0.1235
December 19, 2022	0.1235
January 31, 2023	0.1235
Total	$0.7410

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	31

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HPI

† Non-Independent Trustee
* Member of the Audit Committee
^ Appointed to serve as Independent Trustee effective as of September 20, 2022.
‡ Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
32	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
Johh Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2730347	P8SA 1/23
3/23

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By:	/s/ Andrew G. Arnott
------------------------------
Andrew G. Arnott
President
Date:	March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew G. Arnott
-------------------------------
Andrew G. Arnott
President
Date:	March 29, 2023
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	March 29, 2023